EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2014 Financial Results

SAN RAFAEL, Calif., Oct. 15, 2014 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the third quarter 2014 of $15.2 million and diluted earnings per common share ("EPS") of $0.58, virtually unchanged from the prior quarter.

"Westamerica's credit quality improved with nonperforming assets totaling $26 million at September 30, 2014, down from $30 million at June 30, 2014 and $52 million at September 30, 2013. With this improvement in credit quality, we reduced our loan loss provision to $600 thousand for the third quarter 2014. Our net interest margin was 3.66 percent in the third quarter, down from 3.76 percent in the prior quarter. Low market interest rates continue to pressure our net interest margin, particularly the securities portfolio yield as we purchase shorter-duration, lower-yielding securities to prepare for rising interest rates. We continue to focus on controlling operating costs while providing superior customer service; our third quarter 2014 expenses were down $341 thousand from the prior quarter and down $1.1 million from the third quarter 2013," said Chairman, President and CEO David Payne. "Our third quarter 2014 earnings delivered a relatively high annualized return on common equity of 11.5 percent for our shareholders, and we paid a $0.38 per share dividend during the quarter," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $37.9 million for the third quarter 2014, compared to $38.6 million for the prior quarter and $41.2 million for the third quarter 2013. Net interest income declined as market interest rates on many loan products remain below the yields earned on older-dated loans and on the overall loan portfolio. The Company is reducing its exposure to rising interest rates by purchasing shorter-duration investment securities which carry lower yields than longer-duration securities. The annualized interest cost of funding the Company's loans and investment securities was 0.08 percent for the third quarter 2014, down from 0.09 percent from the prior quarter, and down from 0.11 percent for the third quarter 2013. The annualized net interest margin on a fully taxable equivalent basis was 3.66 percent for the third quarter 2014, compared to 3.76 percent for the prior quarter and 4.01 percent for the third quarter 2013.

The provision for loan losses was $600 thousand for the third quarter 2014, down from $1.0 million for the prior quarter, and down from $1.8 million for the third quarter 2013. Net loan losses charged against the allowance for loan losses totaled $1.2 million for the third quarter 2014, compared to $711 thousand for the prior quarter and $810 thousand for the third quarter 2013. The increase in net loan losses in the third quarter 2014 is due to the charge-off of one nonaccrual loan. At September 30, 2014, the allowance for loan losses totaled $31.8 million; nonperforming originated loans totaled $5.1 million; and nonperforming purchased loans totaled $13.7 million, net of purchase discounts of $298 thousand.

Noninterest income for the third quarter 2014 totaled $13.1 million, compared to $13.2 million for the prior quarter and $14.4 million for the third quarter 2013. Noninterest income was higher in the third quarter 2013 due to higher merchant processing service fees, higher service charges on deposit accounts, and higher loan principal recoveries exceeding purchase date fair values (included in "other noninterest income").

Noninterest expense for the third quarter 2014 totaled $26.6 million, compared to $27.0 million in the prior quarter and $27.8 million for the third quarter 2013. Noninterest expense has declined due to lower OREO costs (net of gains on sale of repossessed loan collateral) and lower personnel costs.

At September 30, 2014, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.2 percent, assets totaled $5.0 billion and loans outstanding totaled $1.7 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2013 filed on Form 10-K and quarterly report for the quarter ended June 30, 2014 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2014

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'14	Q3'13	Change	Q2'14

Net Interest and Fee Income (FTE)	$37,905	$41,224	-8.1%	$38,582
Provision for Loan Losses	600	1,800	-66.7%	1,000
Noninterest Income	13,054	14,419	-9.5%	13,198
Noninterest Expense	26,616	27,758	-4.1%	26,957
Income Before Taxes (FTE)	23,743	26,085	-9.0%	23,823
Income Tax Provision (FTE)	8,589	9,347	-8.1%	8,666
Net Income	$15,154	$16,738	-9.5%	$15,157

Average Common Shares Outstanding	25,973	26,670	-2.6%	26,175
Diluted Average Common Shares	26,016	26,705	-2.6%	26,238

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.63	-7.9%	$0.58
Diluted Earnings Per Common Share	0.58	0.63	-7.9%	0.58
Return On Assets (a)	1.21%	1.37%		1.24%
Return On Common Equity (a)	11.5%	12.4%		11.6%
Net Interest Margin (FTE) (a)	3.66%	4.01%		3.76%
Efficiency Ratio (FTE)	52.2%	49.9%		52.1%

Dividends Paid Per Common Share	$0.38	$0.37	2.7%	$0.38
Common Dividend Payout Ratio	66%	59%		66%

			%
	9/30'14YTD	9/30'13YTD	Change

Net Interest and Fee Income (FTE)	$115,351	$127,687	-9.7%
Provision for Loan Losses	2,600	6,400	-59.4%
Noninterest Income	39,242	42,981	-8.7%
Noninterest Expense	80,446	84,627	-4.9%
Income Before Taxes (FTE)	71,547	79,641	-10.2%
Income Tax Provision (FTE)	25,929	28,520	-9.1%
Net Income	$45,618	$51,121	-10.8%

Average Common Shares Outstanding	26,192	26,900	-2.6%
Diluted Average Common Shares	26,262	26,919	-2.4%

Operating Ratios:
Basic Earnings Per Common Share	$1.74	$1.90	-8.4%
Diluted Earnings Per Common Share	1.74	1.90	-8.4%
Return On Assets (a)	1.24%	1.41%
Return On Common Equity (a)	11.6%	12.7%
Net Interest Margin (FTE) (a)	3.75%	4.13%
Efficiency Ratio (FTE)	52.0%	49.6%

Dividends Paid Per Common Share	$1.14	$1.11	2.7%
Common Dividend Payout Ratio	66%	58%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Interest and Fee Income (FTE)	$38,751	$42,400	-8.6%	$39,482
Interest Expense	846	1,176	-28.0%	900
Net Interest and Fee Income (FTE)	$37,905	$41,224	-8.1%	$38,582

Average Earning Assets	$4,125,835	$4,093,727	0.8%	$4,114,811
Average Interest--
Bearing Liabilities	2,529,300	2,539,219	-0.4%	2,530,030

Yield on Earning Assets (FTE) (a)	3.74%	4.12%		3.85%
Cost of Funds (a)	0.08%	0.11%		0.09%
Net Interest Margin (FTE) (a)	3.66%	4.01%		3.76%
Interest Expense/
Interest-Bearing Liabilities (a)	0.13%	0.18%		0.14%
Net Interest Spread (FTE) (a)	3.61%	3.94%		3.71%

			%
	9/30'14YTD	9/30'13YTD	Change

Interest and Fee Income (FTE)	$117,995	$131,334	-10.2%
Interest Expense	2,644	3,647	-27.5%
Net Interest and Fee Income (FTE)	$115,351	$127,687	-9.7%

Average Earning Assets	$4,111,364	$4,125,407	-0.3%
Average Interest--
Bearing Liabilities	2,531,175	2,605,404	-2.8%

Yield on Earning Assets (FTE) (a)	3.84%	4.25%
Cost of Funds (a)	0.09%	0.12%
Net Interest Margin (FTE) (a)	3.75%	4.13%
Interest Expense/
Interest-Bearing Liabilities (a)	0.14%	0.19%
Net Interest Spread (FTE) (a)	3.70%	4.06%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Total Assets	$4,971,808	$4,830,475	2.9%	$4,908,467
Total Earning Assets	4,125,835	4,093,727	0.8%	4,114,811
Total Loans	1,760,115	1,902,389	-7.5%	1,802,041
Commercial Loans	405,066	364,638	11.1%	397,549
Commercial RE Loans	741,962	847,154	-12.4%	775,687
Consumer Loans	613,087	690,597	-11.2%	628,805
Total Investment Securities	2,365,720	2,191,338	8.0%	2,312,770
Available For Sale (Market)	1,317,195	1,049,962	25.5%	1,222,987
Held To Maturity	1,048,525	1,141,376	-8.1%	1,089,783
Unrealized Gain (Loss)	6,344	(11,107)	n/m	4,658

Loans/Deposits	40.9%	46.1%		42.5%

			%
	9/30'14YTD	9/30'13YTD	Change

Total Assets	$4,923,705	$4,859,473	1.3%
Total Earning Assets	4,111,364	4,125,407	-0.3%
Total Loans	1,794,513	1,990,937	-9.9%
Commercial Loans	397,263	383,907	3.5%
Commercial RE Loans	768,470	877,490	-12.4%
Consumer Loans	628,780	729,540	-13.8%
Total Investment Securities	2,316,851	2,134,470	8.5%
Available For Sale (Market)	1,230,002	985,121	24.9%
Held To Maturity	1,086,849	1,149,349	-5.4%
Unrealized Gain (Loss)	6,344	(11,107)	n/m

Loans/Deposits	42.2%	47.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Total Deposits	$4,303,389	$4,130,881	4.2%	$4,238,769
Noninterest Demand	1,869,853	1,699,169	10.0%	1,799,994
Interest Bearing Transaction	790,040	751,317	5.2%	783,737
Savings	1,215,647	1,138,491	6.8%	1,202,519
Time greater than $100K	233,511	317,630	-26.5%	251,013
Time less than $100K	194,338	224,274	-13.3%	201,506
Total Short-Term Borrowings	71,067	56,844	25.0%	60,876
Federal Home Loan Bank Advances	20,240	25,663	-21.1%	20,379
Term Repurchase Agreement	4,457	10,000	-55.4%	10,000
Debt Financing	--	15,000	n/m	--
Shareholders' Equity	520,702	534,634	-2.6%	525,288

Demand Deposits/
Total Deposits	43.5%	41.1%		42.5%
Transaction & Savings
Deposits / Total Deposits	90.1%	86.9%		89.3%

			%
	9/30'14YTD	9/30'13YTD	Change

Total Deposits	$4,250,969	$4,153,956	2.3%
Noninterest Demand	1,813,141	1,657,819	9.4%
Interest Bearing Transaction	785,215	757,035	3.7%
Savings	1,203,690	1,148,306	4.8%
Time greater than $100K	247,485	358,874	-31.0%
Time less than $100K	201,438	231,922	-13.1%
Total Short-Term Borrowings	64,836	58,548	10.7%
Federal Home Loan Bank Advances	20,379	25,719	-20.8%
Term Repurchase Agreement	8,132	10,000	-18.7%
Debt Financing	--	15,000	n/m
Shareholders' Equity	526,337	538,319	-2.2%

Demand Deposits/
Total Deposits	42.7%	39.9%
Transaction & Savings
Deposits / Total Deposits	89.4%	85.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,125,835	$38,751	3.74%
Total Loans (FTE)	1,760,115	22,538	5.08%
Commercial Loans (FTE)	405,066	5,478	5.37%
Commercial RE Loans	741,962	11,465	6.13%
Consumer Loans	613,087	5,595	3.63%
Total Investments (FTE)	2,365,720	16,213	2.74%

Interest Expense Paid
Total Earning Assets	4,125,835	846	0.08%
Total Interest-Bearing Liabilities	2,529,300	846	0.13%
Total Interest-Bearing Deposits	2,433,536	709	0.12%
Interest-Bearing Transaction	790,040	69	0.03%
Savings	1,215,647	221	0.07%
Time less than $100K	194,338	200	0.41%
Time greater than $100K	233,511	219	0.37%
Total Short-Term Borrowings	71,067	23	0.13%
Federal Home Loan Bank Advances	20,240	103	2.02%
Term Repurchase Agreement	4,457	11	1.00%

Net Interest Income and
Margin (FTE)		$37,905	3.66%

	Q3'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,727	$42,400	4.12%
Total Loans (FTE)	1,902,389	25,633	5.35%
Commercial Loans (FTE)	364,638	5,761	6.27%
Commercial RE Loans	847,154	13,276	6.22%
Consumer Loans	690,597	6,596	3.80%
Total Investments (FTE)	2,191,338	16,767	3.06%

Interest Expense Paid
Total Earning Assets	4,093,727	1,176	0.11%
Total Interest-Bearing Liabilities	2,539,219	1,176	0.18%
Total Interest-Bearing Deposits	2,431,712	809	0.13%
Interest-Bearing Transaction	751,317	66	0.04%
Savings	1,138,491	228	0.08%
Time less than $100K	224,274	258	0.46%
Time greater than $100K	317,630	257	0.32%
Total Short-Term Borrowings	56,844	20	0.14%
Federal Home Loan Bank Advances	25,663	122	1.89%
Term Repurchase Agreement	10,000	25	0.98%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$41,224	4.01%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'14	Q3'13	Change	Q2'14

Service Charges on Deposits	$6,207	$6,433	-3.5%	$6,105
Merchant Processing Services	1,742	2,151	-19.0%	1,820
Debit Card Fees	1,543	1,467	5.2%	1,534
Other Service Fees	695	716	-2.9%	688
ATM Processing Fees	637	701	-9.2%	634
Trust Fees	629	567	10.9%	615
Financial Services Commissions	194	150	29.1%	221
Other Income	1,407	2,234	-37.0%	1,581
Total Noninterest Income	$13,054	$14,419	-9.5%	$13,198

Total Revenue (FTE)	$50,959	$55,643	-8.4%	$51,780
Noninterest Income/Revenue (FTE)	25.6%	25.9%		25.5%
Service Charges/Avg. Deposits (a)	0.57%	0.62%		0.58%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.78	$8.28	-6.0%	$7.93

			%
	9/30'14YTD	9/30'13YTD	Change

Service Charges on Deposits	$18,322	$19,427	-5.7%
Merchant Processing Services	5,485	6,973	-21.3%
Debit Card Fees	4,482	4,302	4.2%
Other Service Fees	2,044	2,174	-6.0%
ATM Processing Fees	1,891	2,128	-11.1%
Trust Fees	1,899	1,720	10.4%
Financial Services Commissions	585	614	-4.6%
Other Income	4,534	5,643	-19.7%
Total Noninterest Income	$39,242	$42,981	-8.7%

Total Revenue (FTE)	$154,593	$170,668	-9.4%
Noninterest Income/Revenue (FTE)	25.4%	25.2%
Service Charges/Avg. Deposits (a)	0.58%	0.63%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.89	$8.48	-7.0%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Salaries & Benefits	$13,639	$13,826	-1.4%	$13,926
Occupancy	3,811	3,829	-0.5%	3,746
Outsourced Data Processing	2,093	2,139	-2.1%	2,115
Amortization of
Identifiable Intangibles	1,056	1,163	-9.2%	1,058
Professional Fees	700	730	-4.0%	577
Furniture & Equipment	1,059	974	8.7%	1,005
Other Real Estate Owned	(287)	179	n/m	(270)
Courier Service	663	725	-8.6%	665
Other Operating	3,882	4,193	-7.4%	4,135
Total Noninterest Expense	$26,616	$27,758	-4.1%	$26,957

Noninterest Expense/
Avg. Earning Assets (a)	2.56%	2.69%		2.63%
Noninterest Expense/Revenues (FTE)	52.2%	49.9%		52.1%

			%
	9/30'14YTD	9/30'13YTD	Change

Salaries & Benefits	$41,691	$42,293	-1.4%
Occupancy	11,284	11,353	-0.6%
Outsourced Data Processing	6,314	6,436	-1.9%
Amortization of
Identifiable Intangibles	3,219	3,547	-9.2%
Professional Fees	1,707	2,109	-19.1%
Furniture & Equipment	3,070	2,875	6.8%
Other Real Estate Owned	(908)	791	n/m
Courier Service	1,938	2,204	-12.1%
Other Operating	12,131	13,019	-6.8%
Total Noninterest Expense	$80,446	$84,627	-4.9%

Noninterest Expense/
Avg. Earning Assets (a)	2.62%	2.74%
Noninterest Expense/Revenues (FTE)	52.0%	49.6%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Average Total Loans	$1,760,115	$1,902,389	-7.5%	$1,802,041

Allowance for Loan Loss (ALL)
Beginning of Period	$32,398	$30,926	4.8%	$32,109
Provision for Loan Losses	600	1,800	-66.7%	1,000
Net ALL Losses	(1,229)	(810)	51.6%	(711)
ALL End of Period	$31,769	$31,916	-0.5%	$32,398
ALL Recoveries/Gross ALL Losses	33%	53%		52%

Net ALL Losses/Avg. Total Loans (a)	0.28%	0.17%		0.16%

			%
	9/30'14YTD	9/30'13YTD	Change

Average Total Loans	$1,794,513	$1,990,937	-9.9%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,693	$30,234	4.8%
Provision for Loan Losses	2,600	6,400	-59.4%
Net ALL Losses	(2,524)	(4,718)	-46.5%
ALL End of Period	$31,769	$31,916	-0.5%
ALL Recoveries/Gross ALL Losses	45%	38%

Net ALL Losses/Avg. Total Loans (a)	0.19%	0.32%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/14	9/30/13	Change	6/30/14

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$4,696	$5,786	-18.8%	$6,757
Performing Nonaccrual	13	1,093	-98.8%	203
Total Nonaccrual Loans	4,709	6,879	-31.5%	6,960
90+ Days Past Due Accruing Loans	342	392	-12.8%	183
Total	5,051	7,271	-30.5%	7,143
Repossessed Originated Loan Collateral	5,123	3,162	62.0%	5,308
Total Nonperforming
Originated Assets	10,174	10,433	-2.5%	12,451

Nonperforming Purchased Covered Loans (1,3):
Nonperforming Nonaccrual	295	24,348	n/m	--
Performing Nonaccrual	--	1,937	n/m	--
Total Nonaccrual Loans	295	26,285	n/m	--
90+ Days Past Due Accruing Loans	--	23	n/m	--
Total	295	26,308	n/m	--
Repossessed Purchased Covered
Loan Collateral (1,3)	585	9,273	n/m	585
Total Nonperforming Purchased
Covered Assets (1,3)	880	35,581	n/m	585

Nonperforming Purchased Non-Covered Loans (2,3):
Nonperforming Nonaccrual	12,745	2,664	n/m	12,707
Performing Nonaccrual	552	701	n/m	895
Total Nonaccrual Loans	13,297	3,365	n/m	13,602
90+ Days Past Due Accruing Loans	76	--	n/m	351
Total	13,373	3,365	n/m	13,953
Repossessed Purchased Non-Covered
Loan Collateral (2,3)	1,565	2,535	n/m	2,650
Total Nonperforming Purchased
Non-Covered Assets (2,3)	14,938	5,900	n/m	16,603

Total Nonperforming Assets	$25,992	$51,914	-49.9%	$29,639

Total Originated Loans Outstanding	$1,489,565	$1,523,090	-2.2%	$1,517,278
Total Purchased Covered
Loans Outstanding (1,3)	17,523	296,380	n/m	18,169
Total Purchased Non-Covered
Loans Outstanding (2,3)	225,294	57,838	n/m	249,161
Total Loans Outstanding	$1,732,382	$1,877,308	-7.7%	$1,784,608

Total Assets	$4,993,725	$4,806,487	3.9%	$4,931,095

Loans:
Allowance for Loan Losses	$31,769	$31,916	-0.5%	$32,398
Allowance/Loans	1.83%	1.70%		1.82%
Nonperforming Loans/Total Loans	1.08%	1.97%		1.18%

Purchased Covered Loans (1,3):
Fair Value Discount on Purchased
Covered Loans	$501	$14,489		$529
Discount/Purchased Covered
Loans, gross	2.78%	4.66%		2.83%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	1.68%	8.88%		0.00%

Purchased Non-Covered Loans (2,3):
Fair Value Discount on Purchased
Non-Covered Loans	$10,233	$2,989		$11,193
Discount/Purchased Non-Covered	4.34%	4.91%		4.30%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	5.94%	5.82%		5.60%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/14	9/30/13	Change	6/30/14

Shareholders' Equity	$533,395	$541,840	-1.6%	$538,803
Tier I Regulatory Capital	392,992	404,189	-2.8%	394,760
Total Regulatory Capital	433,942	442,920	-2.0%	437,514

Total Assets	4,993,725	4,806,487	3.9%	4,931,095
Risk-Adjusted Assets	2,886,487	2,769,664	4.2%	2,909,838

Shareholders' Equity/
Total Assets	10.68%	11.27%		10.93%
Shareholders' Equity/
Total Loans	30.79%	28.86%		30.19%
Tier I Capital/Total Assets	7.87%	8.41%		8.01%
Tier I Capital/
Risk-Adjusted Assets	13.61%	14.59%		13.57%
Total Regulatory Capital/
Risk-Adjusted Assets	15.03%	15.99%		15.04%
Tangible Common Equity Ratio	8.16%	8.58%		8.36%
Common Shares Outstanding	25,906	26,578	-2.5%	26,074
Common Equity Per Share	$20.59	$20.39	1.0%	$20.66
Market Value Per Common Share	$46.52	$49.74	-6.5%	$52.28

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'14	Q3'13	Change	Q2'14

Total Shares Repurchased	175	256	-31.7%	271
Average Repurchase Price	$48.62	$48.48	0.3%	$50.33
Net Shares Repurchased	168	191	-12.4%	225

			%
	9/30'14YTD	9/30'13YTD	Change

Total Shares Repurchased	883	873	1.1%
Average Repurchase Price	$50.78	$45.59	11.4%
Net Shares Repurchased	604	635	-4.9%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/14	9/30/13	Change	6/30/14
Assets:
Cash and Due from Banks	$524,338	$388,579	34.9%	$484,904

Investment Securities:
Available For Sale	1,391,362	1,060,428	31.2%	1,278,242
Held to Maturity	1,035,041	1,141,083	-9.3%	1,069,135

Loans	1,732,382	1,877,308	-7.7%	1,784,608
Allowance For Loan Losses	(31,769)	(31,916)	-0.5%	(32,398)
Total Loans, net	1,700,613	1,845,392	-7.8%	1,752,210

Other Real Estate Owned	7,273	14,970	-51.4%	8,543
Premises and Equipment, net	37,335	37,972	-1.7%	37,424
Identifiable Intangibles, net	15,338	19,714	-22.2%	16,394
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,752	176,676	-9.0%	162,570

Total Assets	$4,993,725	$4,806,487	3.9%	$4,931,095

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,893,480	$1,689,986	12.0%	$1,814,023
Interest-Bearing Transaction	775,377	737,029	5.2%	756,596
Savings	1,231,640	1,150,219	7.1%	1,198,353
Time	421,141	531,073	-20.7%	444,417
Total Deposits	4,321,638	4,108,307	5.2%	4,213,389

Short-Term Borrowed Funds	76,943	47,821	60.9%	68,962
Federal Home Loan Bank Advances	20,156	25,631	-21.4%	20,296
Term Repurchase Agreement	--	10,000	n/m	10,000
Debt Financing	--	15,000	n/m	--
Other Liabilities	41,593	57,888	-28.1%	79,645
Total Liabilities	4,460,330	4,264,647	4.6%	4,392,292

Shareholders' Equity:
Common Equity:
Paid-In Capital	382,906	373,799	2.4%	384,893
Accumulated Other
Comprehensive Income	9,733	4,120	n/m	12,554
Retained Earnings	140,756	163,921	-14.1%	141,356
Total Shareholders' Equity	533,395	541,840	-1.6%	538,803

Total Liabilities and
Shareholders' Equity	$4,993,725	$4,806,487	3.9%	$4,931,095

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'14	Q3'13	Change	Q2'14
Interest & Fee Income:
Loans	$22,129	$25,116	-11.9%	$22,787
Investment Securities:
Available for Sale	6,350	5,426	17.0%	5,875
Held to Maturity	6,421	7,414	-13.4%	6,741
Total Interest & Fee Income	34,900	37,956	-8.1%	35,403

Interest Expense:
Transaction Deposits	69	66	4.8%	67
Savings Deposits	221	228	-3.0%	238
Time Deposits	419	515	-18.6%	449
Short-Term Borrowed Funds	23	20	13.8%	21
Federal Home Loan Bank Advances	103	122	-15.8%	101
Term Repurchase Agreement	11	25	-54.6%	24
Debt Financing	--	200	n/m	--
Total Interest Expense	846	1,176	-28.0%	900

Net Interest Income	34,054	36,780	-7.4%	34,503

Provision for Loan Losses	600	1,800	-66.7%	1,000

Noninterest Income:
Service Charges	6,207	6,433	-3.5%	6,105
Merchant Processing Services	1,742	2,151	-19.0%	1,820
Debit Card Fees	1,543	1,467	5.2%	1,534
Other Service Fees	695	716	-2.9%	688
ATM Processing Fees	637	701	-9.2%	634
Trust Fees	629	567	10.9%	615
Financial Services Commissions	194	150	29.1%	221
Other	1,407	2,234	-37.0%	1,581
Total Noninterest Income	13,054	14,419	-9.5%	13,198

Noninterest Expense:
Salaries and Benefits	13,639	13,826	-1.4%	13,926
Occupancy	3,811	3,829	-0.5%	3,746
Outsourced Data Processing	2,093	2,139	-2.1%	2,115
Amortization of Identifiable Intangibles	1,056	1,163	-9.2%	1,058
Professional Fees	700	730	-4.0%	577
Furniture & Equipment	1,059	974	8.7%	1,005
Other Real Estate Owned	(287)	179	n/m	(270)
Courier Service	663	725	-8.6%	665
Other	3,882	4,193	-7.4%	4,135
Total Noninterest Expense	26,616	27,758	-4.1%	26,957

Income Before Income Taxes	19,892	21,641	-8.1%	19,744
Income Tax Provision	4,738	4,903	-3.4%	4,587
Net Income	$15,154	$16,738	-9.5%	$15,157

Average Common Shares Outstanding	25,973	26,670	-2.6%	26,175
Diluted Common Shares Outstanding	26,016	26,705	-2.6%	26,238

Per Common Share Data:
Basic Earnings	$0.58	$0.63	-7.9%	$0.58
Diluted Earnings	0.58	0.63	-7.9%	0.58
Dividends Paid	0.38	0.37	2.7%	0.38

			%
	9/30'14YTD	9/30'13YTD	Change
Interest & Fee Income:
Loans	$67,817	$78,696	-13.8%
Investment Securities:
Available for Sale	17,855	16,293	9.6%
Held to Maturity	20,195	22,701	-11.0%
Total Interest & Fee Income	105,867	117,690	-10.0%

Interest Expense:
Transaction Deposits	203	196	3.5%
Savings Deposits	693	686	1.0%
Time Deposits	1,320	1,673	-21.1%
Short-Term Borrowed Funds	64	58	11.9%
Federal Home Loan Bank Advances	304	360	-15.8%
Term Repurchase Agreement	60	73	-17.8%
Debt Financing	--	601	n/m
Total Interest Expense	2,644	3,647	-27.5%

Net Interest Income	103,223	114,043	-9.5%

Provision for Loan Losses	2,600	6,400	-59.4%

Noninterest Income:
Service Charges	18,322	19,427	-5.7%
Merchant Processing Services	5,485	6,973	-21.3%
Debit Card Fees	4,482	4,302	4.2%
Other Service Fees	2,044	2,174	-6.0%
ATM Processing Fees	1,891	2,128	-11.1%
Trust Fees	1,899	1,720	10.4%
Financial Services Commissions	585	614	-4.6%
Other	4,534	5,643	-19.7%
Total Noninterest Income	39,242	42,981	-8.7%

Noninterest Expense:
Salaries and Benefits	41,691	42,293	-1.4%
Occupancy	11,284	11,353	-0.6%
Outsourced Data Processing	6,314	6,436	-1.9%
Amortization of Identifiable Intangibles	3,219	3,547	-9.2%
Professional Fees	1,707	2,109	-19.1%
Furniture & Equipment	3,070	2,875	6.8%
Other Real Estate Owned	(908)	791	n/m
Courier Service	1,938	2,204	-12.1%
Other	12,131	13,019	-6.8%
Total Noninterest Expense	80,446	84,627	-4.9%

Income Before Income Taxes	59,419	65,997	-10.0%
Income Tax Provision	13,801	14,876	-7.2%
Net Income	$45,618	$51,121	-10.8%

Average Common Shares Outstanding	26,192	26,900	-2.6%
Diluted Common Shares Outstanding	26,262	26,919	-2.4%

Per Common Share Data:
Basic Earnings	$1.74	$1.90	-8.4%
Diluted Earnings	1.74	1.90	-8.4%
Dividends Paid	1.14	1.11	2.7%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
(3) The FDIC indemnification of non-single family assets acquired from the former County Bank expired 2/6/14 and were reclassified into purchased non-covered loans and repossessed loan collateral.
CONTACT: Westamerica Bancorporation
         1108 Fifth Avenue, San Rafael, CA 94901
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         investments@westamerica.com